Exhibit 99.1

Teva Announces Successful Upsizing and Pricing of $2,300,000,000 (Equivalent) Senior Notes

Proceeds to Repay Existing Debt

TEL AVIV, Israel—(BUSINESS WIRE)— Teva Pharmaceutical Industries Ltd. (NYSE and TASE: TEVA) (“Teva”) announced today that it successfully upsized its offering and priced approximately $2,300,000,000 (equivalent) of its senior notes (the “Notes”). The principal amount of the offering was increased from the previously announced offering size of $2,000,000,000 (equivalent). Teva expects to use the net proceeds from the offerings (i) to fund the announced tender offers (collectively, the “Tender Offer”) to purchase, for cash, its 3.150% Senior Notes due 2026, 4.750% Sustainability-Linked Senior Notes due 2027, 3.750% Sustainability-Linked Senior Notes due 2027, 7.875% Sustainability-Linked Senior Notes due 2029, 7.375% Sustainability-Linked Senior Notes due 2029 and 8.125% Sustainability-Linked Senior Notes due 2031 (as it may be amended prior to expiration thereof), (ii) to pay fees and expenses in connection therewith and (iii) to the extent of any remaining proceeds, the repayment of outstanding debt upon maturity, tender offer or earlier redemption. Net proceeds may be temporarily invested pending application for their stated purpose.

The Notes consist of (i) Teva Pharmaceutical Finance Netherlands II B.V’s (“Teva Finance II”) €1,000,000,000 aggregate principal amount of 4.125% EUR-denominated Senior Notes maturing in 2031, (ii) Teva Pharmaceutical Finance Netherlands III B.V.’s (“Teva Finance III”) $500,000,000 aggregate principal amount of 6.000% USD-denominated Senior Notes maturing in 2032 and (iii) Teva Pharmaceutical Finance Netherlands IV B.V.’s (“Teva Finance IV” and, together with Teva Finance II and Teva Finance III, the “Issuers”) $700,000,000 aggregate principal amount of 5.750% USD-denominated Senior Notes maturing in 2030.

The settlement of the Notes is expected to occur on or about May 28, 2025, subject to customary closing conditions. The settlement of the Notes will satisfy the financing condition to the Tender Offer.

The Notes will be unsecured senior obligations of the Issuers and will be unconditionally guaranteed on a senior unsecured basis by Teva. The offering and sale of the Notes were made pursuant to our effective automatic shelf registration statement on Form S-3, including our base prospectus, filed with the Securities and Exchange Commission (the “SEC”) on February 7, 2025. The offering of these Notes was made only by means of a prospectus supplement and accompanying base prospectus, which have been filed with the SEC. Before you invest, you should read the prospectus supplement and accompanying prospectus along with other documents that Teva has filed with the SEC and that are incorporated by reference into the prospectus supplement and accompanying base prospectus for more complete information about Teva and this offering. These documents are available at no charge by visiting EDGAR on the SEC website at http://www.sec.gov. Alternatively, a copy of the prospectus supplement and accompanying base prospectus related to this offering may be obtained, when available, by contacting BNP PARIBAS, 16, boulevard des Italiens, 75009 Paris, France, Attention: High Yield Desk (email: dl.syndsupportbonds@uk.bnpparibas.com); BNP Paribas Securities Corp., 787 Seventh Avenue, New York, New York 10019, United States of America, Attention: Syndicate Desk

(email: DL.US.Debt.Syndicate.Support@us.bnpparibas.com); BofA Securities Europe SA, 51 rue La Boétie, 75008 Paris, France, Attention: High Yield Syndicate Desk (Tel: +33 18 770 0000, email: levfin_hy_paris@bofa.com); BofA Securities, NC1-004-03-43, 200 North College Street, 3rd Floor, Charlotte NC 28255-0001, Attention: Prospectus Department, or by email: at dg.prospectus_requests@bofa.com; HSBC Continental Europe, 38, avenue Kléber, 75116 Paris, France, Attention: DAJ Global Banking, email: transaction.management@hsbcib.com; HSBC Bank plc, 8 Canada Square, London E14 5HQ, United Kingdom, Attention: Head of DCM Legal, email: transaction.management@hsbcib.com; Intesa Sanpaolo S.p.A., Divisione IMI Corporate & Investment Banking, Via Manzoni, 4 – 20121, Milan, Italy, Attention: DCM HY Intesa Sanpaolo, email: IMI-DCM.HY@intesasanpaolo.com; or J.P. Morgan SE, Taunustor 1 (TaunusTurm), 60310 Frankfurt am Main, Germany, Attention: Head of EMEA Capital Markets Group, email: Head_of_EMEA_DCMG@jpmorgan.com.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

About Teva

Teva Pharmaceutical Industries Ltd. (NYSE and TASE: TEVA) is a different kind of global biopharmaceutical leader, one that operates across the full spectrum of innovation to reliably deliver medicines to patients worldwide. For over 120 years, Teva’s commitment to bettering health has never wavered. Today, the company’s global network of capabilities enables its 37,000 employees across 57 markets to advance health by developing medicines for the future while championing the production of generics and biologics. We are dedicated to addressing patients’ needs, now and in the future. Moving forward together with science that treats, inspired by the people we serve.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are based on management’s current beliefs and expectations and are subject to substantial risks and uncertainties, both known and unknown, that could cause our future results, performance or achievements to differ significantly from that expressed or implied by such forward-looking statements. Important factors that could cause or contribute to such differences include risks relating to: completion of the offering of senior notes and tender offer for certain outstanding notes; our substantial indebtedness, which may limit our ability to incur additional indebtedness, engage in additional transactions or make new investments, and may result in a further downgrade of our credit ratings; our inability to raise debt or borrow funds in amounts or on terms that are favorable to us; and other factors discussed in our Quarterly Report on Form 10-Q for the first quarter of 2025, our Annual Report on Form 10-K for the year ended December 31, 2024, including the sections thereof captioned “Risk Factors” and “Forward Looking Statements,” and other filings with the SEC, which are available at www.sec.gov. Forward-looking statements speak only as of the date on which they are made, and we assume no obligation to update or revise any forward-looking statements or other information contained herein, whether as a result of new information, future events or otherwise. You are cautioned not to put undue reliance on these forward-looking statements. No assurance can be given that the transactions described herein will be consummated or as to the ultimate terms of any such transactions.

It may be unlawful to distribute this press release in certain jurisdictions. This press release is not for distribution in Canada, Japan or Australia. The information in this press release does not constitute an offer of securities for sale in Canada, Japan or Australia.

The Notes are not intended to be offered, sold or otherwise made available to and should not be offered, sold or otherwise made available to any retail investor in the European Economic Area (“EEA”). For these purposes, a retail investor means a person who is one (or more) of: (i) a retail client as defined in point (11) of Article 4(1) of Directive 2014/65/EU (as amended, “MiFID II”); or (ii) a customer within the meaning of Directive 2016/97/EU (as amended, the “Insurance Distribution Directive”), where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II; or (iii) not a qualified investor as defined in Article 2 of Regulation (EU) 2017/1129. Consequently, no key information document required by Regulation (EU) No 1286/2014 (as amended, the “PRIIPs Regulation”) for offering or selling the Notes or otherwise making them available to retail investors in the EEA has been prepared and therefore offering or selling the Notes or otherwise making them available to any retail investor in the EEA may be unlawful under the PRIIPs Regulation.

The Notes are not intended to be offered, sold or otherwise made available to and should not be offered, sold or otherwise made available to any retail investors in the United Kingdom. For these purposes, a retail investor means a person who is one (or more) of the following persons: (i) a retail client as defined in point (8) of Article 2 of Regulation (EU) No 2017/565 as it forms part of domestic law by virtue of the European Union (Withdrawal) Act 2018 (“EUWA”); or (ii) a customer within the meaning of the provisions of the Financial Services and Markets Act 2000 as amended (the “FSMA”) and any rules or regulations made under the FSMA to implement Directive (EU) 2016/97, where that customer would not qualify as a professional client, as defined in point (8) of Article 2(1) of Regulation (EU) No 600/2014 as it forms part of domestic law by virtue of the EUWA; or (iii) not a qualified investor as defined in Article 2 of Regulation (EU) 2017/1129 as it forms part of domestic law by virtue of the EUWA. Consequently no key information document required by Regulation (EU) No 1286/2014 as it forms part of domestic law by virtue of the EUWA (the “UK PRIIPs Regulation”) for offering or selling the Notes or otherwise making them available to retail investors in the United Kingdom has been prepared and, therefore, offering or selling the Notes or otherwise making them available to any retail investor in the United Kingdom may be unlawful under the UK PRIIPs Regulation.

Promotion of the Notes in the United Kingdom is restricted by the FSMA, and accordingly, the Notes are not being promoted to the general public in the United Kingdom. This announcement is for distribution only to, and is only directed at, persons who (i) persons who are outside the United Kingdom or (ii) investment professionals falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Order”), (iii) high net worth entities, and other persons to whom they may lawfully be communicated, falling within Article 49(2)(a) to (d) of the Order or (iv) persons to whom an invitation or inducement to engage in investment activity (within the meaning of section 21 of the FSMA) in connection with the issue or sale of any notes may otherwise lawfully be communicated or caused to be communicated (all such persons together being referred to as “relevant persons”). The Notes will only be available to, and any invitation, offer or agreement to subscribe, purchase or otherwise acquire such Notes will be engaged in only with, relevant persons. This announcement is directed only at relevant persons and must not be acted on or relied on by anyone who is not a relevant person.

The notes have not, may not and will not be offered, sold or delivered in the Netherlands, other than to qualified investors (as defined in Regulation (EU) 2017/1129).

The Notes have not, may not and will not be offered, sold or delivered in Israel, other than to persons who qualify as one of the types of investors listed in the First Addendum to the Israeli Securities Law, subject to and in accordance with the requirements set forth in the First Addendum to the Israeli Securities Law.

Teva Media Inquiries:

TevaCommunicationsNorthAmerica@tevapharm.com

Teva Investor Relations Inquires

TevaIR@Tevapharm.com

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